			Cmoproj
UBS			10:09:15 pm March 26, 2004
Fixed Income Research	MAST044B 30 year	5.2	Margarita Genis mgenis@rhino
cmoproj.619			Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A2	10,671,166.00	1.57000	0	1.000000	1ML	1.1200	0.45000	1.00000	8.00000

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
0.00000	1.5700	03/30/04	1ML30 year	6.08	357.00	300.0PSA	100:02

1ML + 0.450000 cap: 8.000000

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	300	400	500	700	1000
99:18	1.619	1.636	1.674	1.710	1.742	1.770	1.818	1.881
99:19	1.616	1.631	1.666	1.700	1.730	1.756	1.801	1.859
99:20	1.612	1.627	1.659	1.691	1.718	1.742	1.784	1.837
99:21	1.609	1.623	1.652	1.681	1.706	1.728	1.766	1.815
99:22	1.606	1.618	1.645	1.671	1.694	1.714	1.749	1.793
99:23	1.603	1.614	1.638	1.662	1.682	1.700	1.731	1.771
99:24	1.600	1.610	1.631	1.652	1.670	1.686	1.714	1.749
99:25	1.597	1.605	1.624	1.642	1.658	1.672	1.697	1.728

99:26	1.594	1.601	1.617	1.633	1.646	1.658	1.679	1.706
99:27	1.591	1.597	1.610	1.623	1.635	1.644	1.662	1.684
99:28	1.588	1.592	1.603	1.614	1.623	1.631	1.644	1.662
99:29	1.584	1.588	1.596	1.604	1.611	1.617	1.627	1.640
99:30	1.581	1.584	1.589	1.594	1.599	1.603	1.610	1.619
99:31	1.578	1.579	1.582	1.585	1.587	1.589	1.592	1.597
100:00	1.575	1.575	1.575	1.575	1.575	1.575	1.575	1.575
100:01	1.572	1.571	1.568	1.566	1.563	1.561	1.558	1.553

100:02	1.569	1.567	1.561	1.556	1.551	1.547	1.541	1.532
100:03	1.566	1.562	1.554	1.546	1.540	1.534	1.523	1.510
100:04	1.563	1.558	1.547	1.537	1.528	1.520	1.506	1.488
100:05	1.560	1.554	1.540	1.527	1.516	1.506	1.489	1.467
100:06	1.557	1.549	1.533	1.518	1.504	1.492	1.471	1.445
100:07	1.553	1.545	1.526	1.508	1.492	1.478	1.454	1.423
100:08	1.550	1.541	1.519	1.498	1.480	1.465	1.437	1.402
100:09	1.547	1.537	1.512	1.489	1.469	1.451	1.420	1.380

100:10	1.544	1.532	1.505	1.479	1.457	1.437	1.402	1.358
100:11	1.541	1.528	1.498	1.470	1.445	1.423	1.385	1.337
100:12	1.538	1.524	1.491	1.460	1.433	1.409	1.368	1.315
100:13	1.535	1.519	1.484	1.451	1.421	1.396	1.351	1.293
100:14	1.532	1.515	1.477	1.441	1.410	1.382	1.333	1.272
100:15	1.529	1.511	1.470	1.432	1.398	1.368	1.316	1.250
100:16	1.526	1.507	1.463	1.422	1.386	1.354	1.299	1.229
100:17	1.523	1.502	1.457	1.412	1.374	1.341	1.282	1.207
Avg Life	11.430	7.990	4.726	3.391	2.725	2.325	1.850	1.468
Duration	10.080	7.269	4.462	3.254	2.634	2.257	1.805	1.438
First Pay	4/04	4/04	4/04	4/04	4/04	4/04	4/04	4/04
Last Pay	7/28	11/23	2/16	11/11	11/09	10/08	9/07	10/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.